Asset Retirement Obligation	12 Months Ended
Dec. 31, 2017
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Asset Retirement Obligation
ASSET RETIREMENT OBLIGATION

(000s)
Balance at December 31, 2015	$—
Acquisitions through business combination	12,089
Effect of movements in foreign exchange rates	10
Balance at December 31, 2016	$12,099
Changes in estimates for asset retirement obligations	(236)
Obligations settled	(695)
Accretion expense	256
Effect of movements in foreign exchange rates	908
Balance at December 31, 2017	$12,332

TransGlobe has estimated the net present value of its asset retirement obligation to be $12.3 million as at December 31, 2017 (2016 - $12.1 million) based on a total undiscounted future liability, after inflation adjustment, of $19.6 million (2016 - $19.0 million). These payments are expected to be made between 2019 and 2066. TransGlobe calculated the present value of the obligations using discount rates between 1.68% and 2.26% to reflect the market assessment of the time value of money as well as risks specific to the liabilities that have not been included in the cash flow estimates. The inflation rate used in determining the cash flow estimate was 2% per annum.
The Company reviews annually its estimates of the expected costs to reclaim the net interest in its wells and facilities. The resulting changes are categorized as changes in estimates for existing obligations in the preceding table.
As at December 31, 2017, the entire asset retirement obligation balance related to the Company's Canadian operations.